Exhibit 10.1

AMENDMENT NO. 8 TO CREDIT AGREEMENT

This Amendment No. 8 to Credit Agreement, dated as of June 9, 2006 (this “Amendment”), is entered into by and among Blue Ridge Paper Products Inc., a Delaware corporation (“Borrower”), as Borrower; Blue Ridge Holding Corp., a Delaware corporation (“Holdings”), as a Credit Party; BRPP, LLC, a North Carolina limited liability company (the “IP Subsidiary”), as a Credit Party; and General Electric Capital Corporation, as a Lender and as Agent for Lenders (in such capacity, “Agent”).

RECITALS

A.   Borrower, Holdings, the IP Subsidiary, Agent and Lender are parties to that certain Credit Agreement, dated as of December 17, 2003 (as amended by Amendment No. 1 thereto, dated as of February 17, 2004, Amendment No. 2 thereto, dated as of September 15, 2004, Consent and Amendment No. 3 thereto, dated as of October 8, 2004, Amendment No. 4 thereto, dated as of October 8, 2004, Amendment No. 5 thereto, dated as of December 21, 2004, Amendment No. 6 thereto, dated as of August 5, 2005, Amendment No. 7 thereto, dated as of March 15, 2006, and as from time to time hereafter further amended, restated, supplemented or otherwise modified and in effect, the “Credit Agreement”), pursuant to which Lender has made and will hereafter make loans and advances and other extensions of credit to Borrower.

B.   Borrower, Agent and Lender are desirous of mending the Credit Agreement as and to the extent set forth herein and subject to the terms and conditions set forth herein.

C. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment. Capitalized terms used herein without definition are so used as defined in the Credit Agreement and Annex A thereto.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Amendments to Credit Agreement.

1.l.   Section 1.5 (Interest and Applicable Margins) of the Credit Agreement is amended by amending and restating in their entirety each of the grids governing the adjustment of the Applicable Revolver Index Margin and the Applicable Revolver LIBOR Margin set forth in paragraph (a) of such Section as follows:

If Borrowing Availability is:		Level of Applicable Margins:
<	$15,000,000	Level I
≥	$15,000,000, but < $25,000,000	Level II
>	$25,000,000	Level III

	Applicable Margins
	Level I	Level II	Level III
Applicable Revolver Index Margin	0.25%	0.00%	0.00%
Applicable Revolver LIBOR Margin	2.00%	1.75%	1.50%

2.  Representations and Warranties. Borrower represents and warrants to Agent and Lender that the execution, delivery and performance by Borrower of this Amendment (a) have been duly authorized by all necessary action on the part of Borrower, and (b) do not and will not conflict with, result in the breach or termination of, constitute a default under, or accelerate or permit the acceleration of any performance required by, any indenture (including, without limitation, the Senior Secured Notes Indenture), mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party.

3.  Conditions to Effectiveness. The effectiveness of this Amendment is expressly conditioned upon the satisfaction of each of the following conditions precedent in a manner acceptable to Agent:

3.1.   Agent’s receipt of counterparts of this Amendment, duly executed by Borrower, Holdings, the IP Subsidiary, Agent and Lender.

3.2.   No Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment.

3.3.   The representations and warranties contained in Section 2 of this Amendment shall be true, correct and complete.

4.  Reference to and Effect Upon the Credit Agreement and other Loan Documents.

4.1.   The Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed by Borrower, Holdings and the IP Subsidiary. Without limiting the foregoing, the Liens granted pursuant to the Collateral Documents shall continue in full force and effect and the guaranties of Holdings and the IP Subsidiary shall continue in full force and effect.

4.2.   Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

5. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. A counterpart signature page delivered by fax transmission shall be as effective as delivery of an originally executed counterpart.

6.   Costs and Expenses. As provided in Section 11.3 of the Credit Agreement, Borrower shall pay the fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, reasonable attorneys’ fees).

7.   GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

8.   Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[SIGNATURE PAGE FOLLOWS ]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BLUE RIDGE PAPER PRODUCTS INC., as Borrower

By:	John Wadsworth
Title:	Chief Financial Officer

BLUE RIDGE HOLDING CORP., as a Credit Party

By:	John Wadsworth
Title:	Chief Financial Officer

BRPP, LLC, as a Credit Party
By:	Blue Ridge Paper Products Inc., sole Member and Manager

By:	John Wadsworth
Title:	Chief Financial Officer

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender

By:	Meenoo Sameer
Title:	Duly Authorized Signatory

AMENDMENT NO. 8 TO CREDIT AGREEMENT